Exhibit 99.2

Simulations Plus, Inc. Annual Shareholders Meeting February 23, 2007

~1.8 MM shares (9 trading days) -Record close at $7.05 on Friday •Agenda -1Q 2007 summary (September 1 -November 30, 2006) -Strategy going forward -Questions and Answers

Management & Directors•Board of directors: -Walter S. Woltosz, M.S., M.A.S., Chairman & CEO. •Co-founder, Words+, Inc. and Simulations Plus, Inc. -David Z. D’Argenio, Ph.D., Director •Professor, Biomedical Engineering, USC •Director, Co-Director, Biological Simulation Resource Center, USC since 1985 -Richard R. Weiss, Ph.D., Director •Formerly, Deputy Director, Launch Systems, U.S. Department of Defense •Formerly, Director, Propulsion, USAF Philips Laboratory -Virginia E. Woltosz, B.S., M.B.A., Director and Secretary •Co-founder, Words+, Inc. and Simulations Plus, Inc. • •Senior Management Team -Momoko A. Beran, B.S., M.B.A., Chief Financial Officer, CPA qualified -Michael B. Bolger, Ph.D., Chief Scientist -Marv Waldman, Ph.D., Director, Life Sciences -Ronald Creeley, B.S., Vice President, Marketing & Sales -Jeffrey A. Dahlen, B.E.E., President, Words+, Inc. subsidiary

Outside Counsels•Rose, Snyder, Jacobs - Registered Independent Auditors •Luce, Forward, Hamilton & Scripps - Legal Counsel

Discussion of Voting Issues Candidates for Board of Directors remains unchanged: • • David Z. D’Argenio, Ph.D. • Richard R. Weiss, Ph.D. • Virginia E. Woltosz, MBA • Walter S. Woltosz, MS, MAS • • Outside auditor: • • Rose, Snyder, Jacobs • • 2007 Stock Option Plan • • There are no other voting issues • • Votes received by proxy have resulted in all items being passed with over 95% of the number of votes outstanding, therefore, a vote at this meeting would serve no purpose. All measures have been approved.

Chairman’s Remarks•Company Overview • • Words+, Inc. • • Simulations Plus, Inc. • • Financial Performance

Safe Harbor Statement Under the Private Securities Litigation Act 1995 With the exception of historical information, the matters discussed in this presentation are forward looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission

Words+ Overview•Words+, Inc. -Assistive technology products for disabled •Hardware •Software •Support products -Global business founded 1981 - pioneer business -Technology leader and innovator for 25 years -Provides synergy and overhead cost-sharing with pharmaceutical/biotech business •Windows operating system programming issues •Multi-national issues •Accounting, Facilities and Human Relations

Factors Affecting Words+ Sales•Acquisition of Say-it! SAM technology in December 2003 -Hardware and software for PDA-based communication device -Software now translated to full-size Windows XP computers • •Competition is very strong -A number of smaller companies have entered the market -Some have received large amounts of government funding -Field sales force continues to be a challenge - •National sales consultant now providing greater attention to dealer network and enhanced dealer training, as well as workshops across U.S. for clinicians at which they can earn CEU’s

Words+ Growth Strategies•Increase product awareness -Workshops, conferences -Alliances with key clinicians and educators -E-mail, web site, multi-media (CD-ROM video) •Increase dealer effectiveness -Continue to work toward expanding dealer/representative network -Training and monitoring programs to improve effectiveness •Expand Product Offerings -Preprogrammed vocabularies for picture-based communication systems •Licensed from our U.K distributor, Possum, Ltd. -Windows Vista compatibility •Working with Microsoft on complex issues with E Z Keys™ -Eye gaze system •Important market segment, investigating all options (build, resell, acquire)

Simulations Plus Overview•Simulations Plus, Inc. -Software for pharmaceutical research •ADMET Predictor™ •ClassPharmer™ •DDDPlus™ •GastroPlus™ •MembranePlus™ (in development) -Contract services

Improving our Solutions•ADMET Predictor™ -Additional property predictions, user convenience features -Merged with ADMET Modeler to provide integrated product •DDDPlus™ -Version 2.0 incorporates suggested changes from large number of evaluators -No competition - new product area -Prior to this fiscal year, only 1 sale, now several companies have licensed including two major pharmaceutical companies, more are evaluating •ClassPharmer™ -Acquired from Bioreason in asset sale -Merge of ClassPharmer features into ChemTK™ which was acquired from Sage Informatics LLC resulted in outstanding new product -Cash outlay for acquisitions was recovered in about one year -New features in development to extend capabilities into new market opportunities •GastroPlus™ -Continues as largest source of pharmaceutical software revenues -Upgrades ongoing, often initiated by customer requests

Contract Services•Rapid growth in demand for contract services this fiscal year -In prior years, 1-3 studies were typical for the entire year -Now 5-6 studies either under way or in quotation stage almost continually •Studies provide opportunities for our scientists to think and work like our customers - often identifying software improvements that enhance value to customers •Annual revenues can support several scientists, and often studies lead to software licenses •Lower profit margin than software licenses, but essential to growth and to maintaining our expertise at the cutting edge

New Initiatives•MembranePlus™ -Simulation of laboratory permeability experiments -This project was put on hold due to staff changes and priorities on GastroPlus. It will be resumed as soon as new staff are hired into the Simulation Technologies team (one new Ph.D. begins in March). •Small Business Innovation Research (SBIR) Grants -Application in December for $100K Phase I grant - reviewers’ comments were very favorable ($750K Phase II possible, but not guaranteed) -Additional opportunities identified and we expect to submit additional proposals •More Aggressive Marketing and Sales -Increased number of scientific meetings and shows -Scientist/engineer now full-time marketing and sales staff member -Use of web-based product demonstrations and training sessions has provided significant increase in productivity and reduced travel costs

Financial Performance

Selected Income Statement Data (in millions except per share data)  1Q Ended 11/30/06 1Q Ended 11/30/05 4Q Ended 8/31/06 4Q Ended 8/31/05 3Q Ended 5/31/06 3Q Ended 5/31/05 Revenues $1.456 $0.818 $1.766 $1.230 $1.788 $1.424 Cost of Sales 0.441 0.332 0.452 0.387 0.433 0.428 Gross Profit 1.015 0.487 1.314 0.843 1.355 0.996 SG&A 0.757 0.629 0.860 0.612 0.795 0.645 R&D 0.184 0.097 0.110 0.146 0.119 0.134 NIBT 0.094 (0.240) 0.370 0.094 0.460 0.223 Tax Benefit (Provision) (0.021) 0.042 (0.130) (0.036) (0.074) (0.050) Net Earnings 0.073 (0.199) 0.240 0.008 0.386 0.173 Net Earnings Per Fully Diluted Share 0.01 (0.03) 0.03 0.00 0.05 0.02 Shareholders’ Equity 5.754 4.666 5.669 4.862 5.401 4.753 Weighted Basic Shares O/S 7.445 7.299 7.362 7.221 7.392 7.256 Weighted Diluted Shares O/S 8.549 7.299 8.144 7.961 8.226 7.916

Balance Sheet (in millions) As of November 30, 2006   ASSETS LIABILITIES Cash & cash equivalents $ 2.103* Accounts payable $ 0.141 Accounts receivable 1.214 Accrued expenses 0.419 Other current assets 0.667 Current portion deferred revenue 0.157 TOTAL CURRENT ASSETS 3.984 Other current liabilities - TOTAL CURRENT LIAB. 0.717 Capitalized software development, net 1.400 Long Term liabilities 0.062 Deferred tax asset 0.890 TOTAL LIABILITIES 0.779 Other Long-Term assets 0.260 Common stock, $0.001 par value 0.004 Additional paid-in capital 5.287 Accumulated retained earnings 0.464 TOTAL shareholders’ equity 5.755 TOTAL ASSETS $ 6.534 TOTAL LIABILITIES & EQUITY $ 6.534 *As of annual meeting on February 23, 2007, cash is more than $3 million

Market Profile*•Symbol: AMEX: SLP •Recent Price: $8.91 ($1.75 last year adjusted for split) •Average Daily Volume (3 mo avg): 109,282 (9,954 last year) •12 Month Price Range: $ 1.73 - 9.65 (split-adjusted) •52-week change: 415% •P/E (ttm 11/30/06) ~ 79.55 (23.38 last year) -Analyst’s projected P/E for FY08 is about 36 •Market Capitalization: $66.6 million ($17 million last year) •Shares outstanding: 7.48 million •Public float: 3.31 million

Investment Highlights•Emerging, high-growth market •Proprietary multi-platform software •Recurring revenue business model •Fast-growing and profitable •Debt-free •Excellent cash position •Experienced management team and board •Highly talented and dedicated workforce in both Words+ and Simulations Plus

Questions and Answers Opportunity for shareholders to ask questions about the company. Please understand that we cannot provide any information that would be considered “insider information” - information that would provide those attending this meeting with knowledge about company operations that would give them an advantage in deciding to buy or sell shares in the public markets. However, we will endeavor to answer every question in as much detail as possible without violating SEC rules.

Simulations Plus, Inc. Increasing shareholder value by providing competitive advantages to our customers in the pharmaceutical, biotech, and disability industries